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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported): JUNE 15, 2005


                              WSI Industries, Inc.
                           ---------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
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                 (State Or Other Jurisdiction Of Incorporation)

              000-00619                                 41-0691607
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       (Commission File Number)             (I.R.S. Employer Identification No.)

            213 Chelsea Road
             Monticello, MN                                      55362
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   (Address Of Principal Executive Offices)                    (Zip Code)



                                 (763) 295-9202
                           ---------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Items under Sections 1 through 7 are not applicable and therefore omitted.

ITEM 8.01  OTHER EVENTS

On June 15, 2005, WSI Industries, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1, announcing that the Company has entered into a new arrangement with one of its existing customers in the biosciences industry.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.              Description
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99.1                     Press Release issued on June 15, 2005.




                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           WSI INDUSTRIES, INC.


                                           By:  /s/ Michael Pudil
                                           -------------------------------------
                                           Michael Pudil
                                           President and Chief Executive Officer

Date:  June 17, 2005